UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05178

Name of Fund: BlackRock Equity Dividend Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2010

Date of reporting period: 07/31/2010

Item 1 – Report to Stockholders

July 31, 2010

Annual Report

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

BlackRock Utilities and Telecommunications Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. It is our view that the recent soft patch of economic data is just that — a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery. On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of July 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	3.61%	13.84%

US small cap equities (Russell 2000 Index)	8.79	18.43

International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2010	BlackRock Equity Dividend Fund

Portfolio Management Commentary

How did the Fund perform?

•

The Fund generated positive returns for the 12-month period, but underperformed its performance benchmarks, the Russell 1000 Value Index, and the broad market S&P 500 Index. The following discussion of relevant performance pertains to the Russell 1000 Value Index.

What factors influenced performance?

•

The largest single detractor from the Fund’s overall performance was an underweight position in the consumer discretionary sector. Stock selection in financials detracted significantly from performance, as the Fund’s more conservative holdings in the sector trailed lower-quality names that tended to perform well early in 2010. The Fund’s cash position also detracted from relative returns due largely to strong market advances in the first quarter of 2010.

•

On the positive side, the Fund’s large overweight position in the materials sector significantly aided relative performance during the period, as did the combination of a modest underweight position and individual stock selection in telecommunication services. Stock selection within the traditionally defensive health care sector also contributed to performance. The Fund’s underweight position in the energy sector benefited performance as well.

Describe recent portfolio activity.

•

The most notable change during the 12 months was an active reduction in the Fund’s overall energy weighting due largely to the sale of BP Plc and Diamond Offshore during the second quarter of 2010. The Fund’s cash position has been decreasing despite strong inflows, as volatile markets provided opportunities to purchase healthy companies at attractive prices. New positions were established in Home Depot, Inc. and Prudential Financial, Inc., which have been showing strong and improving business fundamentals. These purchases marginally increased exposure to the cyclical financials and consumer discretionary sectors, areas in which the Fund has typically been underweight. Even with these changes, we maintain our low-turnover philosophy, as we continue to believe that holding strong companies through complete business cycles enables the Fund to establish a growing income stream and deliver competitive total returns in the long run.

Describe Fund positioning at period end.

•

In this environment, our focus continues to be on the consistency and stability of revenues, earnings and dividends for predictability and growth of future income with careful consideration of downside risk. We continue to look for companies with the ability to grow their dividend distributions over time. We continue to position the Fund to benefit from what we believe are inevitable trends of global growth such as industrialization and urbanization. Market volatility has presented opportunities to buy new holdings at attractive valuations, add to strong convictions and utilize our sell discipline to exit positions that have had an adverse fundamental change at the company level.

•

We continue to believe that the balance between current income and capital appreciation will be of great importance as we move through the stages of economic recovery. Relative earnings strength, healthy balance sheets, sustainable growth and stability of income will continue to characterize our investment strategy for the Fund’s next fiscal year.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

JPMorgan Chase & Co.	3%
Chevron Corp.	3
BHP Billiton Ltd.	3
Exxon Mobil Corp.	2
Deere & Co.	2
Total SA	2
Wells Fargo & Co.	2
Caterpillar, Inc.	2
United Technologies Corp.	2
E.I. du Pont de Nemours & Co.	2

Sector Allocation	Percent of Long-Term Investments

Industrials	16%
Consumer Staples	15
Financials	15
Energy	14
Materials	10
Utilities	9
Telecommunication Services	6
Consumer Discretionary	5
Health Care	5
Information Technology	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	ANNUAL REPORT	JULY 31, 2010

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a diversified portfolio of equity securities and dividend paying securities.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

Performance Summary for the Period Ended July 31, 2010

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.01%	12.31%	N/A	3.21%	N/A	6.00%	N/A
Service	3.91	12.07	N/A	2.95	N/A	5.74	N/A
Investor A	3.89	11.96	6.09%	2.92	1.82%	5.72	5.15%
Investor B	3.49	11.10	6.60	2.12	1.75	5.06	5.06
Investor C	3.56	11.15	10.15	2.16	2.16	4.92	4.92
Class R	3.73	11.67	N/A	2.63	N/A	5.53	N/A
S&P 500 Index	3.61	13.84	N/A	(0.17)	N/A	(0.76)	N/A
Russell 1000 Value Index	4.24	15.39	N/A	(0.91)	N/A	2.92	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]

	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio

Institutional	$1,000	$1,040.10	$4.00	$1,000	$1,020.88	$3.96	0.79%
Service	$1,000	$1,039.10	$5.16	$1,000	$1,019.74	$5.11	1.02%
Investor A	$1,000	$1,038.90	$5.36	$1,000	$1,019.54	$5.31	1.06%
Investor B	$1,000	$1,034.90	$9.18	$1,000	$1,015.77	$9.10	1.82%
Investor C	$1,000	$1,035.60	$9.03	$1,000	$1,015.92	$8.95	1.79%
Class R	$1,000	$1,037.30	$6.97	$1,000	$1,017.96	$6.90	1.38%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	JULY 31, 2010	5

Fund Summary as of July 31, 2010	BlackRock Natural Resources Trust

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock Natural Resources Trust (the “Fund”) outperformed its performance benchmark, the MSCI Natural Resources Index, and underperformed the broad market S&P 500 Index for the 12-month period. The following discussion of relative performance pertains to the MSCI Natural Resources Index.

What factors influenced performance?

•

During the 12 months, commodity prices remained elevated, supporting natural resources stock prices. Oil prices rallied on tight supply-demand fundamentals amid modestly improving global economic conditions. Stock selection within the oil & gas exploration & production segment benefited the Fund.

•

Conversely, the Fund’s underweight position in diversified metals & mining detracted from relative performance. As economic conditions improved, industrial metals producers rallied sharply. In addition, the Fund’s cash position detracted modestly in a generally upward-moving market.

Describe recent portfolio activity.

• Portfolio turnover was low for the 12 months, as is typical for the Fund. We exited our position in BP plc on news of the oil spill in the Gulf of Mexico.

Describe Fund positioning at period end.

•

At period end, the Fund maintains its emphasis on oil exploration & production names and select natural gas shale stocks. The Fund is underweight in large-cap integrated oil and refining companies. We continue to prefer energy to metals. Early in 2010, we took a more defensive position and allowed cash to accumulate in the Fund. We are looking for attractive opportunities to invest this cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

EOG Resources, Inc.	5%
Apache Corp.	4
Murphy Oil Corp.	3
Suncor Energy, Inc.	3
Occidental Petroleum Corp.	3
Chevron Corp.	3
Exxon Mobil Corp.	3
Devon Energy Corp.	3
Talisman Energy, Inc.	3
National Oilwell Varco, Inc.	2

Industry Allocation	Percent of Long-Term Investments

Oil & Gas Exploration & Production	26%
Integrated Oil & Gas	15
Energy Equipment & Services	12
Oil, Gas & Consumable Fuels	11
Canadian Independents	9
Metals & Mining	9
Oil & Gas Equipment & Services	8
Oil & Gas Drilling	5
Gold	2
Oil & Gas Producers	1
Gas Utilities	1
Chemicals	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	ANNUAL REPORT	JULY 31, 2010

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

[3]

This unmanaged index covers the 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

Performance Summary for the Period Ended July 31, 2010

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	0.79%	11.47%	N/A	5.82%	N/A	13.36%	N/A
Investor A	0.67	11.17	5.34%	5.54	4.41%	13.06	12.46%
Investor B	0.26	10.29	5.79	4.73	4.40	12.37	12.37
Investor C	0.24	10.28	9.28	4.72	4.72	12.19	12.19
S&P 500 Index	3.61	13.84	N/A	(0.17)	N/A	(0.76)	N/A
MSCI Natural Resources Index	(0.04)	8.42	N/A	5.83	N/A	8.44	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]

	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio

Institutional	$1,000	$1,007.90	$4.08	$1,000	$1,020.73	$4.11	0.82%
Investor A	$1,000	$1,006.70	$5.32	$1,000	$1,019.49	$5.36	1.07%
Investor B	$1,000	$1,002.60	$9.24	$1,000	$1,015.57	$9.30	1.86%
Investor C	$1,000	$1,002.40	$9.48	$1,000	$1,015.32	$9.54	1.91%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	JULY 31, 2010	7

Fund Summary as of July 31, 2010	BlackRock Utilities and Telecommunications Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund underperformed its composite benchmark (70% S&P 500 Utilities Index/30% S&P 500 Telecommunication Services Index) as well as the S&P 500 Telecommunication Services Index, the broad market S&P 500 Index and the S&P 500 Utilities Index.

What factors influenced performance?

•

Relative to the Fund’s composite benchmark, the biggest boost to performance for the period came from an overweight position in the wireless telecommunication services industry, followed by individual stock selection and a significant underweight in diversified telecommunication services. Within the utilities space, stock selection in electric utilities significantly aided relative returns for the period. A marginal overweight position in gas utilities also helped bolster returns.

•

Within utilities, the biggest detriment to relative performance came from a large underweight position in the integrated utilities industry, followed by an overweight in independent power producers & energy traders. In industrials, a marginal overweight position in commercial services & supplies also detracted slightly from performance. Elsewhere, individual stock selection in wireless telecommunication services hindered relative performance.

Describe recent portfolio activity.

•

We continued to reduce the Fund’s exposure to European markets during the 12-month period. Several events had a negative impact on our outlook for European utilities. In particular, news of new taxes on nuclear energy production in Germany and concern regarding tariffs in France and Spain prompted us to reduce or eliminate selected holdings. Politics in Europe are unpredictable, and with a debt crisis in some markets, certain growing or profitable utility companies may become a source through which these countries can generate revenue. Continued pressures in European telecommunication services due to increased competition and lower prices in general, caused us to reduce our weighting in this industry as well. Proceeds from the sale of these securities were used to increase exposure to more defensive companies, such as US electric utilities.

Describe Fund positioning at period end.

•

At period end, the Fund was positioned to reflect conservatism in the current economic environment. We have been placing an emphasis on US-based companies, especially in light of the challenges evident in many overseas markets. At the sector level, we have been adding to the Fund’s electric utilities holdings, given signs of a stronger rebound in power demand, a more favorable competitive landscape, and a higher degree of pricing stability.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

NextEra Energy, Inc.	4%
Dominion Resources, Inc.	4
The Southern Co.	4
Entergy Corp.	4
AT&T Inc.	3
American Electric Power Co., Inc.	3
Public Service Enterprise Group, Inc.	3
ITC Holdings Corp.	3
PG&E Corp.	3
Constellation Energy Group, Inc.	2

Industry Allocation	Percent of Long-Term Investments

Utilities	71%
Telecommunications Services	21
Energy	6
Consumer Discretionary	1
Information Technology	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	ANNUAL REPORT	JULY 31, 2010

BlackRock Utilities and Telecommunications Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity and debt securities issued by domestic and foreign utilities companies and telecommunications companies.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

[5]	This composite index is comprised 70% of the S&P 500 Utilities Index and 30% of the S&P 500 Telecommunication Services Index.

[6]	This unmanaged index is comprised of all stocks designed to measure the performance of telecommunication services companies within the S&P 500 Index.

Performance Summary for the Period Ended July 31, 2010

		Average Annual Total Returns[7]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.14%	7.20%	N/A	3.37%	N/A	4.07%	N/A
Investor A	4.02	6.96	1.35%	3.13	2.02%	3.81	3.26%
Investor B	3.50	5.91	1.41	2.23	1.90	2.98	2.98
Investor B1	3.76	6.33	2.33	2.54	2.21	3.37	3.37
Investor C	3.54	6.02	5.02	2.29	2.29	3.01	3.01
Investor C1	3.65	6.17	5.17	2.49	2.49	3.23	3.23
S&P 500 Index	3.61	13.84	N/A	(0.17)	N/A	(0.76)	N/A
S&P 500 Utilities Index	5.06	9.47	N/A	2.60	N/A	2.83	N/A
S&P 500 Telecommunication Services Index	9.18	8.23	N/A	2.00	N/A	(4.41)	N/A
70% S&P 500 Utilities Index/30% S&P 500 Telecommunication Services Index	6.30	9.15	N/A	2.67	N/A	1.20	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]

	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[8]	Annualized Expense Ratio

Institutional	$1,000	$1,041.40	$5.21	$1,000	$1,019.69	$5.16	1.03%
Investor A	$1,000	$1,040.20	$6.32	$1,000	$1,018.60	$6.26	1.25%
Investor B	$1,000	$1,035.00	$11.30	$1,000	$1,013.69	$11.18	2.24%
Investor B1	$1,000	$1,037.60	$9.19	$1,000	$1,015.77	$9.10	1.82%
Investor C	$1,000	$1,035.40	$10.40	$1,000	$1,014.58	$10.29	2.06%
Investor C1	$1,000	$1,036.50	$9.59	$1,000	$1,015.37	$9.49	1.90%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	JULY 31, 2010	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only to BlackRock Equity Dividend Fund) are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) For BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust, all returns for periods greater than eight years reflect this conversion. For BlackRock Utilities and Telecommunications Fund, Inc. prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B Share fees.

•

Investor B1 Shares (available only to BlackRock Utilities and Telecommunications Fund, Inc.) are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. For BlackRock Utilities and Telecommunications Fund, Inc. prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares (available only to BlackRock Utilities and Telecommunications Fund, Inc.) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares (available only to BlackRock Equity Dividend Fund) do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Investor B, B1 and C1 Shares of the Funds are only available for purchase through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived a portion of its investment advisory fee. Without such a waiver, the Funds’ performance would have been lower.

10	ANNUAL REPORT	JULY 31, 2010

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2010 and held through July 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may result in lower dividends paid to shareholders, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	11

Schedule of Investments July 31, 2010	BlackRock Equity Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 6.1%
General Dynamics Corp.	1,458,200	$89,314,750
Honeywell International, Inc.	883,400	37,862,524
Northrop Grumman Corp.	1,563,100	91,660,184
Raytheon Co.	2,899,500	134,159,865
Rockwell Collins, Inc.	421,200	24,075,792
United Technologies Corp.	2,035,100	144,695,610

		521,768,725

Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B	979,600	63,674,000

Beverages — 2.3%
The Coca-Cola Co.	1,935,200	106,648,872
Diageo Plc	5,030,900	87,308,236

		193,957,108

Capital Markets — 0.3%
The Bank of New York Mellon Corp.	982,868	24,640,501

Chemicals — 3.4%
Air Products & Chemicals, Inc.	379,200	27,522,336
The Dow Chemical Co.	842,000	23,011,860
E.I. du Pont de Nemours & Co.	3,366,300	136,907,421
Olin Corp.	2,100,100	42,632,030
Praxair, Inc.	743,100	64,515,942

		294,589,589

Commercial Banks — 6.4%
The Bank of Nova Scotia	2,079,300	104,344,231
National Bank of Canada	1,709,300	98,080,450
Royal Bank of Canada	742,400	38,793,569
The Toronto-Dominion Bank	889,200	63,278,899
U.S. Bancorp	3,379,300	80,765,270
Wells Fargo & Co.	5,931,200	164,472,176

		549,734,595

Computers & Peripherals — 1.1%
Hewlett-Packard Co.	2,042,400	94,032,096

Containers & Packaging — 0.6%
Packaging Corp. of America	964,600	23,150,400
Temple-Inland, Inc.	1,401,100	28,106,066

		51,256,466

Diversified Financial Services — 4.0%
Bank of America Corp.	7,485,500	105,096,420
JPMorgan Chase & Co.	5,900,950	237,690,266

		342,786,686

Diversified Telecommunication Services — 4.9%
AT&T Inc.	5,123,103	132,893,292
BCE, Inc.	960,773	29,409,261
CenturyTel, Inc.	1,084,000	38,612,080

Common Stocks	Shares	Value

Diversified Telecommunication Services (concluded)
Frontier Communications Corp.	641,367	$4,900,044
Qwest Communications International, Inc.	18,311,300	103,641,958
Verizon Communications, Inc.	2,758,121	80,150,996
Windstream Corp.	2,629,042	29,971,079

		419,578,710

Electric Utilities — 4.2%
American Electric Power Co., Inc.	1,261,000	45,370,780
Duke Energy Corp.	2,146,620	36,707,202
Entergy Corp.	695,300	53,892,703
Exelon Corp.	675,600	28,260,348
FirstEnergy Corp.	520,800	19,634,160
ITC Holdings Corp.	323,700	18,366,738
NextEra Energy, Inc.	1,025,100	53,612,730
Northeast Utilities, Inc.	626,100	17,430,624
PPL Corp.	1,044,100	28,493,489
The Southern Co.	1,526,700	53,938,311

		355,707,085

Electrical Equipment — 0.3%
Rockwell Automation, Inc.	479,600	25,970,340

Energy Equipment & Services — 1.3%
Halliburton Co.	2,593,500	77,493,780
Schlumberger Ltd.	523,800	31,249,908

		108,743,688

Food & Staples Retailing — 1.0%
Wal-Mart Stores, Inc.	1,659,600	84,954,924

Food Products — 4.7%
General Mills, Inc.	2,355,800	80,568,360
H.J. Heinz Co.	1,369,500	60,915,360
Kraft Foods, Inc.	2,124,703	62,062,574
Mead Johnson Nutrition Co.	1,416,319	75,263,192
Unilever NV — ADR	4,082,700	120,398,823

		399,208,309

Gas Utilities — 0.7%
AGL Resources, Inc.	267,500	10,165,000
EQT Corp.	1,343,900	49,294,252

		59,459,252

Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	1,945,250	135,642,283

Household Products — 3.5%
Clorox Co.	1,388,100	90,059,928
Kimberly-Clark Corp.	1,267,300	81,259,276
The Procter & Gamble Co.	2,108,800	128,974,208

		300,293,412

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock Equity Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

IT Services — 1.6%
International Business Machines Corp.	1,048,900	$134,678,760

Industrial Conglomerates — 2.7%
3M Co.	1,127,000	96,403,580
General Electric Co.	8,360,403	134,769,696

		231,173,276

Insurance — 3.2%
Chubb Corp.	1,711,400	90,070,982
Prudential Financial, Inc.	1,069,900	61,294,571
The Travelers Cos., Inc.	2,496,794	125,963,257

		277,328,810

Leisure Equipment & Products — 0.3%
Mattel, Inc.	1,353,300	28,635,828

Machinery — 3.8%
Caterpillar, Inc. (a)	2,205,800	153,854,550
Deere & Co.	2,526,300	168,453,684

		322,308,234

Media — 0.8%
Comcast Corp., Special Class A	3,012,900	55,618,134
The McGraw-Hill Cos., Inc.	265,700	8,154,333

		63,772,467

Metals & Mining — 5.3%
BHP Billiton Ltd.	6,159,000	223,573,296
Barrick Gold Corp.	1,305,200	53,652,791
BlueScope Steel Ltd. (b)	13,260,400	28,533,999
Nucor Corp.	1,000,300	39,151,742
Rio Tinto Ltd.	1,096,429	70,373,235
Southern Copper Corp.	1,195,300	37,544,373

		452,829,436

Multi-Utilities — 2.8%
Consolidated Edison, Inc.	457,700	21,109,124
Dominion Resources, Inc.	1,845,800	77,505,142
PG&E Corp.	525,100	23,314,440
Public Service Enterprise Group, Inc.	1,945,100	63,993,790
Sempra Energy	629,400	31,312,650
Wisconsin Energy Corp.	410,700	22,292,796

		239,527,942

Oil, Gas & Consumable Fuels — 11.8%
Cameco Corp.	915,500	23,313,837
Chevron Corp. (a)	3,108,138	236,871,197
ConocoPhillips	1,455,498	80,372,600
Consol Energy, Inc.	440,100	16,494,948
Enbridge Inc.	1,968,400	95,811,231
Exxon Mobil Corp.	2,867,506	171,132,758
Marathon Oil Corp.	2,251,000	75,295,950
Murphy Oil Corp.	208,800	11,431,800
Occidental Petroleum Corp.	1,029,300	80,213,349
Peabody Energy Corp.	391,500	17,676,225
Spectra Energy Corp.	1,745,460	36,288,113
Total SA — ADR	3,301,200	167,139,756

		1,012,041,764

Paper & Forest Products — 0.6%
MeadWestvaco Corp.	1,655,300	39,660,988
Weyerhaeuser Co.	840,400	13,631,288

		53,292,276

Common Stocks	Shares	Value

Personal Products — 0.5%
Avon Products, Inc.	1,306,000	$40,655,780

Pharmaceuticals — 4.7%
Abbott Laboratories	1,482,100	72,741,468
Bristol-Myers Squibb Co.	2,250,566	56,084,105
Johnson & Johnson	1,368,600	79,501,974
Merck & Co, Inc.	3,007,900	103,652,234
Pfizer, Inc.	5,917,268	88,759,020

		400,738,801

Road & Rail — 1.1%
Canadian National Railway Co.	1,539,800	96,961,206

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	3,900,016	80,340,330

Software — 0.7%
Microsoft Corp.	2,435,930	62,871,353

Specialty Retail — 1.0%
Home Depot, Inc.	2,021,228	57,625,210
Limited Brands, Inc.	1,222,300	31,339,772

		88,964,982

Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	1,086,700	86,207,911

Tobacco — 2.3%
Altria Group, Inc.	1,568,200	34,751,312
Lorillard, Inc.	436,300	33,263,512
Philip Morris International, Inc.	2,569,200	131,131,968

		199,146,792

Water Utilities — 0.5%
American Water Works Co, Inc.	2,072,600	44,312,188

Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	474,000	16,483,148
Vodafone Group Plc — ADR	1,709,081	40,129,222

		56,612,370

Total Common Stocks — 93.4%		7,998,398,275

Preferred Stocks

Oil, Gas & Consumable Fuels — 0.1%
Apache Corp., 6.00% (c)	250,000	13,582,500

Total Preferred Stocks — 0.1%		13,582,500

Total Long-Term Investments (Cost — $7,820,428,967) — 93.5%		8,011,980,775

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	750,064,318	750,064,318

Total Short-Term Securities (Cost — $750,064,318) — 8.8%		750,064,318

Total Investments (Cost — $8,570,493,285*) — 102.3%		8,762,045,093
Liabilities in Excess of Other Assets — (2.3)%		(198,122,348)

Net Assets — 100.0%		$8,563,922,745

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	13

Schedule of Investments (continued)	BlackRock Equity Dividend Fund

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$8,571,897,382

Gross unrealized appreciation	$573,204,189
Gross unrealized depreciation	(383,056,478)

Net unrealized appreciation	$190,147,711

(a)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(b)	Non-income producing security.

(c)	Convertible security.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2009	Net Activity	Shares/ Beneficial Interest Held at July 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	609,498,245	140,566,073	750,064,318	$1,138,264
BlackRock Liquidity Series, LLC Money Market Series	$24,668,750	$(24,668,750)	—	$54,220

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of July 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	802,516	CAD	835,499	State Street Bank and Trust Co.	8/03/10	$(10,187)
CAD	11,249,138	USD	10,858,870	State Street Bank and Trust Co.	8/04/10	83,208
GBP	1,753,085	USD	2,746,962	State Street Bank and Trust Co.	8/04/10	3,878
AUD	10,172,063	USD	9,213,041	State Street Bank and Trust Co.	8/05/10	(11,444)

Total						$65,455

•	Financial futures contracts purchased as of July 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation

840	S&P 500 Index	September 2010	$224,199,618	$6,443,382

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$521,768,725	—	—	$521,768,725
Air Freight & Logistics	63,674,000	—	—	63,674,000
Beverages	106,648,872	$87,308,236	—	193,957,108
Capital Markets	24,640,501	—	—	24,640,501
Chemicals	294,589,589	—	—	294,589,589
Commercial Banks	549,734,595	—	—	549,734,595
Computers & Peripherals	94,032,096	—	—	94,032,096
Containers & Packaging	51,256,466	—	—	51,256,466
Diversified Financial Services	342,786,686	—	—	342,786,686
Diversified Telecommunication Services	419,578,710	—	—	419,578,710
Electric Utilities	355,707,085	—	—	355,707,085
Electrical Equipment	25,970,340	—	—	25,970,340
Energy Equipment & Services	108,743,688	—	—	108,743,688
Food & Staples Retailing	84,954,924	—	—	84,954,924
Food Products	399,208,309	—	—	399,208,309
Gas Utilities	59,459,252	—	—	59,459,252
Hotels, Restaurants & Leisure	135,642,283	—	—	135,642,283
Household Products	300,293,412	—	—	300,293,412
IT Services	134,678,760	—	—	134,678,760
Industrial Conglomerates	231,173,276	—	—	231,173,276
Insurance	277,328,810	—	—	277,328,810
Leisure Equipment & Products	28,635,828	—	—	28,635,828
Machinery	322,308,234	—	—	322,308,234
Media	63,772,467	—	—	63,772,467
Metals & Mining	130,348,906	322,480,530	—	452,829,436
Multi-Utilities	239,527,942	—	—	239,527,942
Oil, Gas & Consumable Fuels	1,012,041,764	—	—	1,012,041,764
Paper & Forest Products	53,292,276	—	—	53,292,276
Personal Products	40,655,780	—	—	40,655,780
Pharmaceuticals	400,738,801	—	—	400,738,801
Road & Rail	96,961,206	—	—	96,961,206
Semiconductors & Semiconductor Equipment	80,340,330	—	—	80,340,330
Software	62,871,353	—	—	62,871,353
Specialty Retail	88,964,982	—	—	88,964,982
Textiles, Apparel & Luxury Goods	86,207,911	—	—	86,207,911
Tobacco	199,146,792	—	—	199,146,792
Water Utilities	44,312,188	—	—	44,312,188
Wireless Telecommunication Services	56,612,370	—	—	56,612,370
Preferred Stocks:
Oil, Gas & Consumable Fuels	13,582,500	—	—	13,582,500
Short-Term Securities	750,064,318	—	—	750,064,318

Total	$8,352,256,327	$409,788,766	—	$8,762,045,093

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$6,443,382	—	—	$6,443,382
Foreign currency exchange contracts	—	$87,086	—	87,086
Liabilities:
Foreign currency exchange contracts	—	(21,631)	—	(21,631)

Total	$6,443,382	$65,455	—	$6,508,837

[1]	Derivative financial instruments are financial futures contracts and foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	15

Schedule of Investments July 31, 2010	BlackRock Natural Resources Trust
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Canadian Independents — 8.5%
Canadian Natural Resources Ltd.	225,100	$7,751,121
Crew Energy, Inc. (a)	302,600	4,856,670
EnCana Corp.	143,022	4,372,532
Husky Energy, Inc.	112,800	2,771,585
Nexen, Inc.	122,700	2,548,169
Niko Resources Ltd.	23,100	2,491,443
Pan Orient Energy Corp. (a)	224,000	1,307,330
Paramount Resources Ltd. (a)	75,000	1,572,151
Progress Energy Resources Corp.	162,753	1,964,656
Talisman Energy, Inc.	696,100	11,883,230

		41,518,887

Chemicals — 0.7%
E.I. du Pont de Nemours & Co.	33,400	1,358,378
Intrepid Potash, Inc. (a)	18,400	445,280
Praxair, Inc.	20,900	1,814,538

		3,618,196

Energy Equipment & Services — 10.4%
Acergy SA — ADR	85,000	1,391,450
Cameron International Corp. (a)	215,400	8,527,686
Dresser-Rand Group, Inc. (a)	207,900	7,735,959
Dril-Quip, Inc. (a)	90,400	4,726,112
National Oilwell Varco, Inc.	277,201	10,855,191
Noble Corp.	173,400	5,635,500
Seahawk Drilling, Inc. (a)	4,713	46,800
Tesco Corp. (a)	106,300	1,456,310
Transocean Ltd. (a)	164,709	7,611,203
Trican Well Service Ltd.	49,200	746,579
Weatherford International Ltd. (a)	156,752	2,539,382

		51,272,172

Gas Utilities — 0.8%
EQT Corp.	114,000	4,181,520

Gold — 2.0%
Barrick Gold Corp.	59,900	2,462,307
Eldorado Gold Corp.	467,800	7,599,105

		10,061,412

Integrated Oil & Gas — 13.1%
Chevron Corp.	161,391	12,299,608
ConocoPhillips	130,175	7,188,263
Eni SpA — ADR	19,250	787,518
Exxon Mobil Corp.	205,690	12,275,579
Hess Corp.	100,700	5,396,513
Marathon Oil Corp.	164,700	5,509,215
Murphy Oil Corp.	271,300	14,853,675
Total SA — ADR	117,600	5,954,088

		64,264,459

Metals & Mining — 7.9%
Alcoa, Inc.	22,900	255,793
Aluminum Corp. of China Ltd. — ADR	205,700	4,558,312
BHP Billiton Ltd.	64,100	2,326,846
First Quantum Minerals Ltd.	55,700	3,490,291
Franco-Nevada Corp. (a)(b)	75,000	2,285,638
Gammon Gold, Inc. (a)	139,100	826,712
Goldcorp, Inc.	144,182	5,651,996
HudBay Minerals, Inc. (a)	206,700	2,577,593
Inmet Mining Corp.	12,700	620,763
Newcrest Mining Ltd.	162,000	4,814,808

Common Stocks	Shares	Value

Metals & Mining (concluded)
Newmont Mining Corp.	9,900	$553,410
Southern Copper Corp.	158,900	4,991,049
Vale SA — ADR (a)	201,300	5,596,140

		38,549,351

Oil & Gas Drilling — 4.2%
Diamond Offshore Drilling, Inc.	49,100	2,920,959
Helmerich & Payne, Inc.	110,100	4,462,353
Nabors Industries Ltd. (a)	119,600	2,201,836
Pride International, Inc. (a)	146,300	3,480,477
Rowan Cos., Inc. (a)	57,800	1,460,028
Saipem SpA	164,500	5,909,580

		20,435,233

Oil & Gas Equipment & Services — 7.4%
Baker Hughes, Inc.	118,180	5,704,549
Exterran Holdings, Inc. (a)	521	13,895
FMC Technologies, Inc. (a)	164,900	10,434,872
Halliburton Co.	216,800	6,477,984
Schlumberger Ltd.	102,500	6,115,150
Smith International, Inc.	80,700	3,347,436
Technip SA — ADR	64,975	4,339,680

		36,433,566

Oil & Gas Exploration & Production — 23.3%
Anadarko Petroleum Corp.	154,200	7,580,472
Apache Corp.	162,860	15,566,159
Brigham Exploration Co. (a)	240,000	4,142,400
Cabot Oil & Gas Corp., Class A	118,200	3,601,554
Carrizo Oil & Gas, Inc. (a)(c)	68,400	1,341,324
Cimarex Energy Co.	51,294	3,532,617
Denbury Resources, Inc. (a)	63,413	1,004,462
Devon Energy Corp.	191,998	11,997,955
EOG Resources, Inc.	243,900	23,780,250
Forest Oil Corp. (a)	50,200	1,435,218
Mariner Energy, Inc. (a)	144,065	3,441,713
Newfield Exploration Co. (a)	79,800	4,266,108
Noble Energy, Inc.	91,900	6,162,814
Occidental Petroleum Corp.	162,300	12,648,039
Pioneer Natural Resources Co.	53,500	3,098,720
Range Resources Corp.	181,600	6,740,992
Southwestern Energy Co. (a)	106,600	3,885,570

		114,226,367

Oil & Gas Producers — 1.0%
Whiting Petroleum Corp. (a)	54,100	4,761,341

Oil, Gas & Consumable Fuels — 9.8%
Arch Coal, Inc.	39,300	931,017
Berry Petroleum Co., Class A	65,000	1,938,300
CNOOC Ltd. — ADR	34,300	5,776,806
Cenovus Energy, Inc.	143,022	4,027,515
Chinook Energy Inc. (a)	21,956	48,266
Coastal Energy Co. (a)	527,400	2,513,749
Consol Energy, Inc.	71,900	2,694,812
EXCO Resources, Inc.	113,300	1,643,983
MEG Energy Corp. (a)(b)	49,400	1,681,825
Patriot Coal Corp. (a)	27,840	335,750
Peabody Energy Corp.	144,000	6,501,600
PetroBakken Energy Ltd.	63,337	1,389,280
PetroHawk Energy Corp. (a)	60,400	952,508
Petroleo Brasileiro SA — ADR	127,000	4,622,800
Suncor Energy, Inc.	392,804	12,948,911

		48,007,122

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock Natural Resources Trust
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Paper & Forest Products — 0.3%
Fibria Celulose SA — ADR (a)	91,000	$1,428,700

Refining, Marketing & Transportation — 0.3%
Valero Energy Corp.	89,000	1,512,110

Transportation Infrastructure — 0.3%
Aegean Marine Petroleum Network, Inc.	72,300	1,486,488

Utilities — 0.3%
Williams Cos., Inc.	69,500	1,348,995

Total Long-Term Investments (Cost — $250,568,167) — 90.3%		443,105,919

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	49,573,332	49,573,332

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.34% (d)(e)(f)	$300	300,000

Total Short-Term Securities (Cost — $49,873,332) — 10.2%		49,873,332

Total Investments (Cost — $300,441,499*) — 100.5%		492,979,251
Liabilities in Excess of Other Assets — (0.5)%		(2,629,275)

Net Assets — 100.0%		$490,349,976

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$299,982,475

Gross unrealized appreciation	$204,391,777
Gross unrealized depreciation	(11,395,001)

Net unrealized appreciation	$192,996,776

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2009	Net Activity	Shares/ Beneficial Interest Held at July 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	37,958,571	11,614,761	49,573,332	$90,156
BlackRock Liquidity Series, LLC Money Market Series	$4,872,250	$(4,572,250)	$300,000	$14,755

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of July 31, 2010 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

CAD 1,729,000	USD 1,679,587	State Street Bank and Trust Co.	8/06/10	$2,107

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	17

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Canadian Independents	$41,518,887	—	—	$41,518,887
Chemicals	3,618,196	—	—	3,618,196
Energy Equipment & Services	51,272,172	—	—	51,272,172
Gas Utilities	4,181,520	—	—	4,181,520
Gold	10,061,412	—	—	10,061,412
Integrated Oil & Gas	64,264,459	—	—	64,264,459
Metals & Mining	31,407,697	$7,141,654	—	38,549,351
Oil & Gas Drilling	14,525,653	5,909,580	—	20,435,233
Oil & Gas Equipment & Services	36,433,566	—	—	36,433,566
Oil & Gas Exploration & Production	114,226,367	—	—	114,226,367
Oil & Gas Producers	4,761,341	—	—	4,761,341
Oil, Gas & Consumable Fuels	46,325,297	1,681,825	—	48,007,122
Paper & Forest Products	1,428,700	—	—	1,428,700
Refining, Marketing & Transportation	1,512,110	—	—	1,512,110
Transportation Infrastructure	1,486,488	—	—	1,486,488
Utilities	1,348,995	—	—	1,348,995
Short-Term Securities	49,573,332	300,000	—	49,873,332

Total	$477,946,192	$15,033,059	—	$492,979,251

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$2,107	—	$2,107

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock Utilities and Telecommunications Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Services & Supplies — 0.2%
Tetra Tech, Inc. (a)	9,600	$201,312

Diversified Telecommunication Services — 10.6%
AT&T Inc.	126,462	3,280,424
BCE, Inc.	33,500	1,025,435
CenturyTel, Inc.	13,400	477,308
Frontier Communications Corp.	16,635	127,090
Qwest Communications International, Inc.	303,700	1,718,942
Swisscom AG	1,100	411,967
TW Telecom, Inc. (a)	31,500	595,980
Telefonica SA	25,648	580,809
Verizon Communications, Inc.	69,300	2,013,858
Windstream Corp.	40,241	458,747

		10,690,560

Electric Utilities — 33.5%
American Electric Power Co., Inc.	84,800	3,051,104
CEZ AS	5,800	265,589
CPFL Energia SA — ADR	6,400	447,168
Cia Energetica de Minas Gerais — ADR	28,050	426,360
Cleco Corp.	13,900	396,845
DPL, Inc.	75,000	1,898,250
Duke Energy Corp.	129,832	2,220,127
EDP — Energias do Brasil SA	34,200	689,717
Edison International	61,700	2,045,355
Entergy Corp.	44,900	3,480,199
Exelon Corp.	24,600	1,029,018
FirstEnergy Corp.	39,700	1,496,690
ITC Holdings Corp.	51,000	2,893,740
Iberdrola SA	62,600	440,481
NV Energy, Inc.	17,600	223,520
NextEra Energy, Inc.	79,600	4,163,080
Northeast Utilities, Inc.	31,600	879,744
PPL Corp.	38,300	1,045,207
Pinnacle West Capital Corp.	19,300	735,137
Progress Energy, Inc.	28,800	1,212,768
The Southern Co.	109,800	3,879,234
Westar Energy, Inc.	31,000	740,280

		33,659,613

Gas Utilities — 4.0%
EQT Corp.	18,000	660,240
Energen Corp.	22,600	1,004,344
New Jersey Resources Corp.	20,400	761,532
Oneok, Inc.	7,400	344,322
Questar Corp.	45,700	751,765
UGI Corp.	19,600	528,416

		4,050,619

Independent Power Producers & Energy Traders — 8.3%
The AES Corp. (a)	103,900	1,071,209
AES Tiete SA, Preference Shares	42,300	529,111
Calpine Corp. (a)	71,500	965,250
Cia Energetica de São Paulo, Preference ‘B’ Shares	41,700	635,885
Constellation Energy Group, Inc.	74,900	2,366,840
International Power Plc	136,400	764,768
NRG Energy, Inc. (a)	86,000	1,950,480

		8,283,543

Common Stocks	Shares	Value

Internet Software & Services — 0.4%
Equinix, Inc. (a)	4,700	$439,497

Media — 1.3%
Comcast Corp., Special Class A	44,400	819,624
Time Warner Cable, Inc.	8,000	457,360

		1,276,984

Multi-Utilities — 20.6%
CMS Energy Corp.	116,100	1,848,312
CenterPoint Energy, Inc.	71,100	1,011,753
Centrica Plc	116,300	554,326
Consolidated Edison, Inc.	32,500	1,498,900
DTE Energy Co.	9,300	429,288
Dominion Resources, Inc.	94,174	3,954,366
Integrys Energy Group, Inc.	7,300	345,655
NSTAR	27,000	1,003,320
NiSource, Inc.	20,800	343,200
OGE Energy Corp.	13,700	543,068
PG&E Corp.	56,100	2,490,840
Public Service Enterprise Group, Inc.	92,400	3,039,960
Sempra Energy	25,600	1,273,600
United Utilities Group Plc	63,200	580,088
Wisconsin Energy Corp.	19,700	1,069,316
Xcel Energy, Inc.	30,900	679,491

		20,665,483

Oil, Gas & Consumable Fuels — 6.1%
Cabot Oil & Gas Corp., Class A	6,200	188,914
EOG Resources, Inc.	8,600	838,500
PetroHawk Energy Corp. (a)	11,600	182,932
QEP Resources, Inc. (a)	45,700	1,572,994
Range Resources Corp.	8,200	304,384
Southwestern Energy Co. (a)	18,100	659,745
Spectra Energy Corp.	51,616	1,073,097
Talisman Energy, Inc.	19,500	334,230
Williams Cos., Inc.	48,300	937,503

		6,092,299

Water Utilities — 2.2%
American States Water Co.	3,400	119,952
American Water Works Co., Inc.	43,200	923,616
Aqua America, Inc.	32,400	631,476
California Water Service Group	14,200	504,810
Cia Saneamento, Preference Shares (a)(b)	314	—

		2,179,854

Wireless Telecommunication Services — 9.9%
America Movil, SA de CV — ADR (b)	24,700	1,225,367
American Tower Corp., Class A (a)	14,600	675,104
Cellcom Israel Ltd.	11,200	309,120
Crown Castle International Corp. (a)	18,000	711,180
Millicom International Cellular SA	8,200	764,404
NII Holdings, Inc. (a)	34,400	1,288,624
NTELOS Holdings Corp.	20,400	381,684
Rogers Communications, Inc., Class B	16,500	573,780
SBA Communications Corp., Class A (a)	38,800	1,403,784
Sprint Nextel Corp. (a)	179,500	820,315
Vivo Participações SA — ADR	13,600	363,664
Vodafone Group Plc — ADR	60,512	1,420,822

		9,937,848

Total Long-Term Investments (Cost — $74,952,774) — 97.1%		97,477,612

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	19

Schedule of Investments (concluded)	BlackRock Utilities and Telecommunications Fund, Inc.
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempCash, Institutional Class, 0.25% (c)(d)	2,505,607	$2,505,607

Total Short-Term Securities (Cost — $2,505,607) — 2.5%		2,505,607

Total Investments (Cost — $77,458,381*) — 99.6%		99,983,219
Other Assets Less Liabilities — 0.4%		436,900

Net Assets — 100.0%		$100,420,119

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$77,568,169

Gross unrealized appreciation	$23,187,037
Gross unrealized depreciation	(771,987)

Net unrealized appreciation	$22,415,050

(a)	Non-income producing security.

(b)	Convertible security.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at July 31, 2009	Net Activity	Shares Held at July 31, 2010	Income

BlackRock Liquidity Funds, TempCash, Institutional Class	—	2,505,607	2,505,607	$6,344
BlackRock Liquidity Funds, TempFund, Institutional Class	6,841,531	(6,841,531)	—	—

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks, Commercial Services & Supplies	$201,312	—	—	$201,312
Diversified Telecommunication Services	9,697,784	$992,776	—	10,690,560
Electric Utilities	32,953,543	706,070	—	33,659,613
Gas Utilities	4,050,619	—	—	4,050,619
Independent Power Producers & Energy Traders	7,518,775	764,768	—	8,283,543
Internet Software & Services	439,497	—	—	439,497
Media	1,276,984	—	—	1,276,984
Multi-Utilities	19,531,069	1,134,414	—	20,665,483
Oil, Gas & Consumable Fuels	6,092,299	—	—	6,092,299
Water Utilities	2,179,854	—	—	2,179,854
Wireless Telecommunication Services	9,937,848	—	—	9,937,848
Short-Term Securities	2,505,607	—	—	2,505,607

Total	$96,385,191	$3,598,028	—	$99,983,219

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in Securities

Common Stocks

Balance, as of July 31, 2009	$21,003
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(21,003)
Purchases	—
Sales	—
Transfers in	—
Transfers out	—

Balance, as of July 31, 2010	—

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at July 31, 2010 was $(21,003).

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2010

Statements of Assets and Liabilities

July 31, 2010	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Assets

Investments at value — unaffiliated[1,2]	$8,011,980,775	$443,105,919	$97,477,612
Investments at value — affiliated[3]	750,064,318	49,873,332	2,505,607
Cash	3,750	—	—
Foreign currency at value[4]	812,958	187,036	29,193
Unrealized appreciation on foreign currency exchange contracts	87,086	2,107	—
Dividends receivable	37,795,211	170,762	368,315
Capital shares sold receivable	26,246,154	613,432	125,832
Margin variation receivable	273,000	—	—
Securities lending income receivable — affiliated	2,435	3,286	—
Investments sold receivable	—	—	506,961
Prepaid expenses	160,759	30,642	17,657

Total assets	8,827,426,446	493,986,516	101,031,177

Liabilities

Collateral on securities loaned at value	—	300,000	—
Unrealized depreciation on foreign currency exchange contracts	21,631	—	—
Investments purchased payable	237,973,207	1,681,825	—
Capital shares redeemed payable	16,472,554	955,585	454,044
Investment advisory fees payable	3,828,995	232,643	47,797
Service and distribution fees payable	1,755,780	162,227	27,369
Other affiliates payable	49,997	3,165	5,425
Officer’s and Directors’ fees payable	3,888	255	67
Other accrued expenses payable	3,397,649	300,840	76,356

Total liabilities	263,503,701	3,636,540	611,058

Net Assets	$8,563,922,745	$490,349,976	$100,420,119

Net Assets Consist of

Paid-in capital	$8,688,250,569	$308,661,780	$83,916,421
Undistributed (accumulated) net investment income (loss)	26,719,936	(1,140,482)	80,132
Accumulated net realized loss	(349,042,465)	(9,706,681)	(6,104,820)
Net unrealized appreciation/depreciation	197,994,705	192,535,359	22,528,386

Net Assets	$8,563,922,745	$490,349,976	$100,420,119

[1] Securities loaned at value	—	$294,150	—

[2] Investments at cost — unaffiliated	$7,820,428,967	$250,568,167	$74,952,774

[3] Investments at cost — affiliated	$750,064,318	$49,873,332	$2,505,607

[4] Foreign currency at cost	$804,852	$183,135	$28,322

Net Asset Value

Institutional:
Net assets	$3,058,137,400	$65,221,456	$14,120,289

Shares outstanding	195,291,595	1,240,244	1,288,274

Net asset value	$15.66	$52.59	$10.96

Par value per share	$0.10	$0.10	$0.10

Shares authorized	Unlimited	Unlimited	100 million

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	21

Statements of Assets and Liabilities (concluded)

July 31, 2010	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Net Asset Value (concluded)

Service:
Net assets	$37,479,270	—	—

Shares outstanding	2,398,630	—	—

Net asset value	$15.63	—	—

Par value per share	$0.10	—	—

Shares authorized	Unlimited	—	—

Investor A:
Net assets	$4,055,035,539	$301,812,987	$67,298,557

Shares outstanding	259,423,152	5,878,511	6,135,127

Net asset value	$15.63	$51.34	$10.97

Par value per share	$0.10	$0.10	$0.10

Shares authorized	Unlimited	Unlimited	100 million

Investor B:
Net assets	$57,788,478	$18,064,990	$745,042

Shares outstanding	3,674,283	383,922	68,425

Net asset value	$15.73	$47.05	$10.89

Par value per share	$0.10	$0.10	$0.10

Shares authorized	Unlimited	Unlimited	100 million

Investor B1:
Net assets	—	—	$1,802,059

Shares outstanding	—	—	164,152

Net asset value	—	—	$10.98

Par value per share	—	—	$0.10

Shares authorized	—	—	100 million

Investor C:
Net assets	$942,988,773	$105,250,543	$8,961,390

Shares outstanding	61,522,053	2,271,831	838,085

Net asset value	$15.33	$46.33	$10.69

Par value per share	$0.10	$0.10	$0.10

Shares authorized	Unlimited	Unlimited	100 million

Investor C1:
Net assets	—	—	$7,492,782

Shares outstanding	—	—	693,552

Net asset value	—	—	$10.80

Par value per share	—	—	$0.10

Shares authorized	—	—	100 million

Class R:
Net assets	$412,493,285	—	—

Shares outstanding	26,264,319	—	—

Net asset value	$15.71	—	—

Par value per share	$0.10	—	—

Shares authorized	Unlimited	—	—

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2010

Statements of Operations

Year Ended July 31, 2010	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Investment Income

Dividends — unaffiliated	$219,032,555	$5,698,470	$3,890,390
Foreign taxes withheld	(4,210,348)	(290,630)	(70,348)
Dividends — affiliated	1,138,264	90,156	6,344
Securities lending — affiliated	54,220	14,755	—

Total income	216,014,691	5,512,751	3,826,386

Expenses

Investment advisory	41,369,107	2,882,912	595,549
Service — Service	86,389	—	—
Service — Investor A	8,257,472	732,809	167,564
Service and distribution — Investor B	658,157	211,946	8,633
Service and distribution — Investor B1	—	—	19,340
Service and distribution — Investor C	7,867,219	1,027,002	60,475
Service and distribution — Investor C1	—	—	62,407
Service and distribution — Class R	1,573,881	—	—
Transfer agent — Institutional	3,329,180	83,168	23,352
Transfer agent — Service	42,100	—	—
Transfer agent — Investor A	5,300,645	412,845	90,421
Transfer agent — Investor B	129,273	37,693	3,354
Transfer agent — Investor B1	—	—	5,903
Transfer agent — Investor C	1,188,474	211,179	12,510
Transfer agent — Investor C1	—	—	18,879
Transfer agent — Class R	797,069	—	—
Accounting services	906,077	192,821	95,048
Registration	620,878	88,001	75,867
Printing	326,179	38,540	34,690
Custodian	316,325	42,033	2,149
Professional	174,101	62,118	49,808
Officer and Directors	169,496	27,201	18,653
Miscellaneous	202,889	38,860	30,497

Total expenses	73,314,911	6,089,128	1,375,099
Less fees waived by advisor	(505,414)	(42,224)	(2,967)
Less transfer agent fees waived and/or reimbursed — class specific	(174,116)	—	—

Total expenses after fees waived and/or reimbursed	72,635,381	6,046,904	1,372,132

Net investment income (loss)	143,379,310	(534,153)	2,454,254

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(48,594,113)	(11,272)	1,358,107
Financial futures contracts	46,848,160	—	—
Options written	1,641,924	—	—
Foreign currency transactions	(136,186)	(56,433)	(20,894)

	(240,215)	(67,705)	1,337,213

Net change in unrealized appreciation/depreciation on:
Investments	510,990,990	39,310,639	2,424,877
Financial futures contracts	(14,744,162)	—	—
Foreign currency transactions	(10,833)	(1,651)	703

	496,235,995	39,308,988	2,425,580

Total realized and unrealized gain	495,995,780	39,241,283	3,762,793

Net Increase in Net Assets Resulting from Operations	$639,375,090	$38,707,130	$6,217,047

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	23

Statements of Changes in Net Assets	BlackRock Equity Dividend Fund

	Year Ended July 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$143,379,310	$90,536,204
Net realized loss	(240,215)	(351,860,650)
Net change in unrealized appreciation/depreciation	496,235,995	(385,884,816)

Net increase (decrease) in net assets resulting from operations	639,375,090	(647,209,262)

Dividends to Shareholders From

Net investment income:
Institutional	(49,550,890)	(32,915,278)
Service	(615,011)	(441,650)
Investor A	(59,243,460)	(43,343,425)
Investor B	(568,911)	(1,072,120)
Investor C	(8,780,296)	(8,613,642)
Class R	(4,746,085)	(3,118,066)

Decrease in net assets resulting from dividends to shareholders	(123,504,653)	(89,504,181)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	3,027,983,606	2,116,568,607

Net Assets

Total increase in net assets	3,543,854,043	1,379,855,164
Beginning of year	5,020,068,702	3,640,213,538

End of year	$8,563,922,745	$5,020,068,702

Undistributed net investment income	$26,719,936	$6,981,465

BlackRock Natural Resources Trust

	Year Ended July 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income (loss)	$(534,153)	$226,535
Net realized loss	(67,705)	(9,854,495)
Net change in unrealized appreciation/depreciation	39,308,988	(169,541,098)

Net increase (decrease) in net assets resulting from operations	38,707,130	(179,169,058)

Distributions to Shareholders From

Net realized gain:
Institutional	—	(844,577)
Investor A	—	(3,222,416)
Investor B	—	(481,269)
Investor C	—	(1,286,378)

Decrease in net assets resulting from distributions to shareholders	—	(5,834,640)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	67,723,684	(1,540,412)

Net Assets

Total increase (decrease) in net assets	106,430,814	(186,544,110)
Beginning of year	383,919,162	570,463,272

End of year	$490,349,976	$383,919,162

Accumulated net investment loss	$(1,140,482)	$(749,937)

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2010

Statements of Changes in Net Assets	BlackRock Utilities and Telecommunications Fund, Inc.

	Year Ended July 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$2,454,254	$2,474,071
Net realized gain (loss)	1,337,213	(7,454,988)
Net change in unrealized appreciation/depreciation	2,425,580	(28,570,566)

Net increase (decrease) in net assets resulting from operations	6,217,047	(33,551,483)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(401,712)	(482,687)
Investor A	(1,731,290)	(1,806,027)
Investor B	(12,900)	(16,021)
Investor B1	(45,066)	(93,438)
Investor C	(135,167)	(70,444)
Investor C1	(150,894)	(174,214)
Net realized gain:
Institutional	—	(712,777)
Investor A	—	(2,825,656)
Investor B	—	(41,376)
Investor B1	—	(247,208)
Investor C	—	(131,014)
Investor C1	—	(373,896)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,477,029)	(6,974,758)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(2,893,693)	(8,891,505)

Net Assets

Total increase (decrease) in net assets	846,325	(49,417,746)
Beginning of year	99,573,794	148,991,540

End of year	$100,420,119	$99,573,794

Undistributed net investment income	$80,132	$123,801

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	25

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional					Service

									Period October 2, 2006[1] to July 31, 2007

	Year Ended July 31,					Year Ended July 31,

	2010	2009	2008	2007	2006	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$14.22	$18.23	$19.57	$17.20	$15.32	$14.19	$18.19	$19.55	$17.34

Net investment income[2]	0.37	0.37	0.45	0.39	0.34	0.32	0.32	0.39	0.23
Net realized and unrealized gain (loss)	1.38	(4.02)	(1.12)	2.60	1.88	1.39	(3.98)	(1.11)	2.56

Net increase (decrease) from investment operations	1.75	(3.65)	(0.67)	2.99	2.22	1.71	(3.66)	(0.72)	2.79

Dividends and distributions from:
Net investment income	(0.31)	(0.36)	(0.39)	(0.39)	(0.31)	(0.27)	(0.34)	(0.36)	(0.35)
Net realized gain	—	—	(0.27)	(0.23)	(0.03)	—	—	(0.27)	(0.23)
Tax return of capital	—	—	(0.01)	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.31)	(0.36)	(0.67)	(0.62)	(0.34)	(0.27)	(0.34)	(0.64)	(0.58)

Net asset value, end of period	$15.66	$14.22	$18.23	$19.57	$17.20	$15.63	$14.19	$18.19	$19.55

Total Investment Return[3]

Based on net asset value	12.31%	(19.80)%	(3.67)%	17.68%	14.68%	12.07%	(19.95)%	(3.93)%	16.42%[4]

Ratios to Average Net Assets

Total expenses	0.78%	0.77%	0.74%	0.76%	0.82%	1.01%	1.01%	0.99%	1.02%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77%	0.76%	0.74%	0.76%	0.82%	1.00%	1.01%	0.99%	1.02%[5]

Net investment income	2.37%	2.78%	2.31%	2.08%	2.10%	2.10%	2.47%	2.02%	1.60%[5]

Supplemental Data

Net assets, end of period (000)	$3,058,137	$1,651,607	$1,107,277	$496,465	$276,433	$37,479	$31,356	$9,688	$1,642

Portfolio turnover	4%	7%	2%	9%	2%	4%	7%	2%	9%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2010

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A					Investor B

	Year Ended July 31,					Year Ended July 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$14.20	$18.20	$19.55	$17.19	$15.31	$14.28	$18.27	$19.62	$17.24	$15.36

Net investment income[1]	0.32	0.33	0.39	0.34	0.30	0.19	0.24	0.26	0.20	0.18
Net realized and unrealized gain (loss)	1.38	(4.01)	(1.12)	2.59	1.89	1.40	(4.03)	(1.16)	2.60	1.88

Net increase (decrease) from investment operations	1.70	(3.68)	(0.73)	2.93	2.19	1.59	(3.79)	(0.90)	2.80	2.06

Dividends and distributions from:
Net investment income	(0.27)	(0.32)	(0.34)	(0.34)	(0.28)	(0.14)	(0.20)	(0.17)	(0.19)	(0.15)
Net realized gain	—	—	(0.27)	(0.23)	(0.03)	—	—	(0.27)	(0.23)	(0.03)
Tax return of capital	—	—	(0.01)	—	—	—	—	(0.01)	—	—

Total dividends and distributions	(0.27)	(0.32)	(0.62)	(0.57)	(0.31)	(0.14)	(0.20)	(0.45)	(0.42)	(0.18)

Net asset value, end of year	$15.63	$14.20	$18.20	$19.55	$17.19	$15.73	$14.28	$18.27	$19.62	$17.24

Total Investment Return[2]

Based on net asset value	11.96%	(20.03)%	(3.94)%	17.35%	14.42%	11.10%	(20.62)%	(4.75)%	16.50%	13.48%

Ratios to Average Net Assets

Total expenses	1.05%	1.09%	1.02%	1.03%	1.07%	1.84%	1.87%	1.80%	1.82%	1.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.04%	1.08%	1.02%	1.03%	1.07%	1.83%	1.86%	1.80%	1.82%	1.84%

Net investment income	2.09%	2.46%	2.01%	1.80%	1.85%	1.26%	1.73%	1.31%	1.05%	1.09%

Supplemental Data

Net assets, end of year (000)	$4,055,036	$2,435,103	$1,733,008	$531,661	$278,233	$57,788	$69,474	$100,597	$102,810	$83,643

Portfolio turnover	4%	7%	2%	9%	2%	4%	7%	2%	9%	2%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	27

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Investor C					Class R

	Year Ended July 31,					Year Ended July 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$13.94	$17.87	$19.22	$16.92	$15.08	$14.27	$18.29	$19.66	$17.30	$15.41

Net investment income[1]	0.20	0.23	0.25	0.19	0.17	0.30	0.29	0.33	0.27	0.27
Net realized and unrealized gain (loss)	1.36	(3.94)	(1.11)	2.56	1.86	1.37	(4.02)	(1.13)	2.61	1.89

Net increase (decrease) from investment operations	1.56	(3.71)	(0.86)	2.75	2.03	1.67	(3.73)	(0.80)	2.88	2.16

Dividends and distributions from:
Net investment income	(0.17)	(0.22)	(0.21)	(0.22)	(0.16)	(0.23)	(0.29)	(0.29)	(0.29)	(0.24)
Net realized gain	—	—	(0.27)	(0.23)	(0.03)	—	—	(0.27)	(0.23)	(0.03)
Tax return of capital	—	—	(0.01)	—	—	—	—	(0.01)	—	—

Total dividends and distributions	(0.17)	(0.22)	(0.49)	(0.45)	(0.19)	(0.23)	(0.29)	(0.57)	(0.52)	(0.27)

Net asset value, end of year	$15.33	$13.94	$17.87	$19.22	$16.92	$15.71	$14.27	$18.29	$19.66	$17.30

Total Investment Return[2]

Based on net asset value	11.15%	(20.62)%	(4.67)%	16.50%	13.56%	11.67%	(20.25)%	(4.26)%	16.96%	14.18%

Ratios to Average Net Assets

Total expenses	1.79%	1.83%	1.76%	1.78%	1.84%	1.39%	1.46%	1.34%	1.37%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.78%	1.83%	1.76%	1.78%	1.84%	1.36%	1.38%	1.33%	1.36%	1.32%

Net investment income	1.35%	1.73%	1.31%	1.04%	1.09%	1.79%	2.14%	1.68%	1.41%	1.61%

Supplemental Data

Net assets, end of year (000)	$942,989	$615,159	$570,963	$295,005	$135,557	$412,493	$217,370	$118,681	$32,259	$10,204

Portfolio turnover	4%	7%	2%	9%	2%	4%	7%	2%	9%	2%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock Natural Resources Trust

	Institutional					Investor A

	Year Ended July 31,					Year Ended July 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$47.18	$71.61	$63.83	$55.85	$44.93	$46.18	$70.34	$62.73	$54.94	$44.32

Net investment income (loss)[1]	0.18	0.24	0.17	0.17	0.16	0.03	0.10	(0.02)	0.03	0.03
Net realized and unrealized gain (loss)	5.23	(23.88)	10.48	10.65	11.09	5.13	(23.47)	10.32	10.48	10.92

Net increase (decrease) from investment operations	5.41	(23.64)	10.65	10.82	11.25	5.16	(23.37)	10.30	10.51	10.95

Distributions from net realized gain	—	(0.79)	(2.87)	(2.84)	(0.33)	—	(0.79)	(2.69)	(2.72)	(0.33)

Net asset value, end of year	$52.59	$47.18	$71.61	$63.83	$55.85	$51.34	$46.18	$70.34	$62.73	$54.94

Total Investment Return[2]

Based on net asset value	11.47%	(32.68)%	16.86%	20.98%	25.10%	11.17%	(32.89)%	16.57%	20.66%	24.77%

Ratios to Average Net Assets

Total expenses	0.83%	0.92%	0.80%	0.83%	0.82%	1.09%	1.23%	1.06%	1.08%	1.07%

Total expenses after fees waived	0.82%	0.91%	0.80%	0.83%	0.82%	1.08%	1.22%	1.06%	1.08%	1.07%

Net investment income (loss)	0.33%	0.54%	0.23%	0.32%	0.31%	0.06%	0.24%	(0.03)%	0.05%	0.05%

Supplemental Data

Net assets, end of year (000)	$65,221	$49,900	$87,353	$69,739	$75,429	$301,813	$229,126	$317,892	$239,916	$208,789

Portfolio turnover	3%	3%	4%	6%	10%	3%	3%	4%	6%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	29

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor B					Investor C

	Year Ended July 31,					Year Ended July 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$42.66	$65.57	$59.05	$52.23	$42.47	$42.01	$64.63	$58.25	$51.57	$41.93

Net investment loss[1]	(0.34)	(0.20)	(0.51)	(0.35)	(0.35)	(0.35)	(0.22)	(0.53)	(0.36)	(0.35)
Net realized and unrealized gain (loss)	4.73	(21.92)	9.70	9.85	10.44	4.67	(21.61)	9.58	9.72	10.32

Net increase (decrease) from investment operations	4.39	(22.12)	9.19	9.50	10.09	4.32	(21.83)	9.05	9.36	9.97

Distributions from net realized gain	—	(0.79)	(2.67)	(2.68)	(0.33)	—	(0.79)	(2.67)	(2.68)	(0.33)

Net asset value, end of year	$47.05	$42.66	$65.57	$59.05	$52.23	$46.33	$42.01	$64.63	$58.25	$51.57

Total Investment Return[2]

Based on net asset value	10.29%	(33.39)%	15.69%	19.74%	23.82%	10.28%	(33.43)%	15.67%	19.72%	23.84%

Ratios to Average Net Assets

Total expenses	1.88%	1.96%	1.81%	1.85%	1.84%	1.91%	2.01%	1.84%	1.86%	1.84%

Total expenses after fees waived	1.87%	1.96%	1.81%	1.85%	1.84%	1.90%	2.01%	1.84%	1.86%	1.84%

Net investment loss	(0.71)%	(0.50)%	(0.77)%	(0.70)%	(0.71)%	(0.75)%	(0.55)%	(0.81)%	(0.71)%	(0.71)%

Supplemental Data

Net assets, end of year (000)	$18,065	$21,719	$46,394	$47,381	$57,926	$105,251	$83,174	$118,825	$99,115	$96,895

Portfolio turnover	3%	3%	4%	6%	10%	3%	3%	4%	6%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock Utilities and Telecommunications Fund, Inc.

	Institutional

			Period December 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended November 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.51	$14.53	$17.85	$14.37	$11.87	$10.37

Net investment income[1]	0.30	0.28	0.21	0.25	0.35	0.26
Net realized and unrealized gain (loss)	0.46	(3.54)	(1.84)	3.48	2.50	1.51

Net increase (decrease) from investment operations	0.76	(3.26)	(1.63)	3.73	2.85	1.77

Dividends and distributions from:
Net investment income	(0.31)	(0.31)	(0.23)	(0.25)	(0.35)	(0.27)
Net realized gain	—	(0.45)	(1.46)	—	—	—

Total dividends and distributions	(0.31)	(0.76)	(1.69)	(0.25)	(0.35)	(0.27)

Net asset value, end of period	$10.96	$10.51	$14.53	$17.85	$14.37	$11.87

Total Investment Return[2]

Based on net asset value	7.20%	(21.93)%	(10.03)%[3]	26.10%	24.45%	17.25%

Ratios to Average Net Assets

Total expenses	1.07%	1.13%	0.98%[4]	0.96%	0.97%	0.98%

Total expenses after fees waived and paid indirectly	1.07%	1.13%	0.98%[4]	0.96%	0.97%	0.98%

Net investment income	2.83%	2.72%	1.99%[4]	1.57%	2.77%	2.32%

Supplemental Data

Net assets, end of period (000)	$14,120	$15,834	$24,428	$29,915	$27,255	$25,125

Portfolio turnover	25%	30%	8%	31%	44%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	31

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor A

			Period December 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended November 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.52	$14.54	$17.86	$14.37	$11.88	$10.38

Net investment income[1]	0.28	0.26	0.19	0.22	0.32	0.24
Net realized and unrealized gain (loss)	0.45	(3.55)	(1.85)	3.48	2.47	1.51

Net increase (decrease) from investment operations	0.73	(3.29)	(1.66)	3.70	2.79	1.75

Dividends and distributions from:
Net investment income	(0.28)	(0.28)	(0.20)	(0.21)	(0.30)	(0.25)
Net realized gain	—	(0.45)	(1.46)	—	—	—

Total dividends and distributions	(0.28)	(0.73)	(1.66)	(0.21)	(0.30)	(0.25)

Net asset value, end of period	$10.97	$10.52	$14.54	$17.86	$14.37	$11.88

Total Investment Return[2]

Based on net asset value	6.96%	(22.11)%	(10.19)%[3]	25.90%	24.04%	16.95%

Ratios to Average Net Assets

Total expenses	1.29%	1.36%	1.22%[4]	1.20%	1.22%	1.23%

Total expenses after fees waived and paid indirectly	1.29%	1.36%	1.22%[4]	1.20%	1.22%	1.23%

Net investment income	2.55%	2.51%	1.76%[4]	1.33%	2.52%	2.07%

Supplemental Data

Net assets, end of period (000)	$67,299	$66,543	$96,086	$113,647	$93,670	$79,008

Portfolio turnover	25%	30%	8%	31%	44%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2010

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor B

			Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007	Period October 2, 2006[1] to November 30, 2006
	Year Ended July 31,

	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$10.44	$14.41	$17.69	$14.29	$13.58

Net investment income[2]	0.16	0.16	0.10	0.08	0.02
Net realized and unrealized gain (loss)	0.46	(3.51)	(1.82)	3.45	0.80

Net increase (decrease) from investment operations	0.62	(3.35)	(1.72)	3.53	0.82

Dividends and distributions from:
Net investment income	(0.17)	(0.17)	(0.10)	(0.13)	(0.11)
Net realized gain	—	(0.45)	(1.46)	—	—

Total dividends and distributions	(0.17)	(0.62)	(1.56)	(0.13)	(0.11)

Net asset value, end of period	$10.89	$10.44	$14.41	$17.69	$14.29

Total Investment Return[3]

Based on net asset value	5.91%	(22.84)%	(10.64)%[4]	24.79%	6.05%[4]

Ratios to Average Net Assets

Total expenses	2.30%	2.35%	2.09%[5]	2.07%	1.96%[5]

Total expenses after fees waived and paid indirectly	2.30%	2.34%	2.09%[5]	2.07%	1.96%[5]

Net investment income	1.54%	1.53%	0.94%[5]	0.51%	1.00%[5]

Supplemental Data

Net assets, end of period (000)	$745	$921	$1,483	$1,334	$238

Portfolio turnover	25%	30%	8%	31%	44%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	33

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor B1

			Period December 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended November 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.52	$14.52	$17.81	$14.33	$11.84	$10.35

Net investment income[1]	0.21	0.20	0.12	0.12	0.26	0.18
Net realized and unrealized gain (loss)	0.46	(3.54)	(1.82)	3.47	2.48	1.49

Net increase (decrease) from investment operations	0.67	(3.34)	(1.70)	3.59	2.74	1.67

Dividends and distributions from:
Net investment income	(0.21)	(0.21)	(0.13)	(0.11)	(0.25)	(0.18)
Net realized gain	—	(0.45)	(1.46)	—	—	—

Total dividends and distributions	(0.21)	(0.66)	(1.59)	(0.11)	(0.25)	(0.18)

Net asset value, end of period	$10.98	$10.52	$14.52	$17.81	$14.33	$11.84

Total Investment Return[2]

Based on net asset value	6.33%	(22.58)%	(10.46)%[3]	25.13%	23.43%	16.26%

Ratios to Average Net Assets

Total expenses	1.90%	1.94%	1.77%[4]	1.75%	1.75%	1.75%

Total expenses after fees waived and paid indirectly	1.89%	1.94%	1.77%[4]	1.75%	1.75%	1.75%

Net investment income	1.98%	1.89%	1.17%[4]	0.77%	2.02%	1.56%

Supplemental Data

Net assets, end of period (000)	$1,802	$3,676	$9,460	$13,921	$18,347	$28,298

Portfolio turnover	25%	30%	8%	31%	44%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2010

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor C

			Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007	Period October 2, 2006[1] to November 30, 2006
	Year Ended July 31,

	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$10.28	$14.23	$17.50	$14.15	$13.44

Net investment income[2]	0.19	0.17	0.10	0.09	0.02
Net realized and unrealized gain (loss)	0.43	(3.47)	(1.80)	3.41	0.80

Net increase (decrease) from investment operations	0.62	(3.30)	(1.70)	3.50	0.82

Dividends and distributions from:
Net investment income	(0.21)	(0.20)	(0.11)	(0.15)	(0.11)
Net realized gain	—	(0.45)	(1.46)	—	—

Total dividends and distributions	(0.21)	(0.65)	(1.57)	(0.15)	(0.11)

Net asset value, end of period	$10.69	$10.28	$14.23	$17.50	$14.15

Total Investment Return[3]

Based on net asset value	6.02%	(22.80)%	(10.63)%[4]	24.86%	6.11%[4]

Ratios to Average Net Assets

Total expenses	2.10%	2.25%	2.06%[5]	2.01%	1.97%[5]

Total expenses after fees waived and paid indirectly	2.10%	2.25%	2.06%[5]	2.01%	1.97%[5]

Net investment income	1.77%	1.67%	0.99%[5]	0.56%	0.98%[5]

Supplemental Data

Net assets, end of period (000)	$8,961	$4,502	$4,494	$3,617	$292

Portfolio turnover	25%	30%	8%	31%	44%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	35

Financial Highlights (concluded)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor C1

			Period December 1, 2007 to July 31, 2008
	Year Ended July 31,			Year Ended November 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.37	$14.34	$17.61	$14.18	$11.73	$10.25

Net investment income[1]	0.20	0.19	0.12	0.12	0.25	0.17
Net realized and unrealized gain (loss)	0.44	(3.50)	(1.81)	3.43	2.45	1.50

Net increase (decrease) from investment operations	0.64	(3.31)	(1.69)	3.55	2.70	1.67

Dividends and distributions from:
Net investment income	(0.21)	(0.21)	(0.12)	(0.12)	(0.25)	(0.19)
Net realized gain	—	(0.45)	(1.46)	—	—	—

Total dividends and distributions	(0.21)	(0.66)	(1.58)	(0.12)	(0.25)	(0.19)

Net asset value, end of period	$10.80	$10.37	$14.34	$17.61	$14.18	$11.73

Total Investment Return[2]

Based on net asset value	6.17%	(22.62)%	(10.48)%[3]	25.11%	23.30%	16.34%

Ratios to Average Net Assets

Total expenses	1.95%	2.02%	1.83%[4]	1.79%	1.79%	1.80%

Total expenses after fees waived and paid indirectly	1.95%	2.01%	1.83%[4]	1.79%	1.79%	1.80%

Net investment income	1.89%	1.84%	1.14%[4]	0.74%	1.94%	1.49%

Supplemental Data

Net assets, end of period (000)	$7,493	$8,098	$13,041	$16,754	$16,527	$14,789

Portfolio turnover	25%	30%	8%	31%	44%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Equity Dividend Fund (“Equity Dividend”), BlackRock Natural Resources Trust (“Natural Resources”) and BlackRock Utilities and Telecommunications Fund, Inc. (“Utilities and Telecommunications”) (collectively referred to as the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Equity Dividend and Utilities and Telecommunications are registered as diversified, open-end management investment companies. Natural Resources is registered as a non-diversified, open-end management investment company. Equity Dividend and Natural Resources are organized as Massachusetts business trusts and Utilities and Telecommunications is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Trustees and the Board of Directors of the Funds are referred to throughout this report as the “Board of Directors” or the “Board.” Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B and Investor B1 Shares automatically convert to Investor A Shares after approximately eight years. Investor B, Investor B1 and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Fund Reorganization: On November 17, 2008, Equity Dividend acquired substantially all of the assets and assumed substantially all of the liabilities of PNC Equity Income Fund (“Equity Income”), pursuant to a plan of reorganization. Under the Agreement and Plan of reorganization, the reorganization was a tax-free event. The acquisition was accomplished by an exchange of shares of Equity Income for shares in Equity Dividend in the following amounts and at the following conversion ratios:

Equity Income Share Class Exchanged	Shares Prior to Reorganization	Conversion Ratios	Equity Dividend Share Class Issued	Equity Dividend Shares Issued

Institutional Shares	8,815,391	0.12845704	Institutional Shares	1,132,399
Investor A Shares	117,907	0.12848222	Investor A Shares	15,149
Investor C Shares	869	0.13157670	Investor C Shares	114

Equity Income’s net assets and composition of net assets on that date, which was combined with those of Equity Dividend, were as follows:

Net Assets	Paid-In Capital	Net Realized Loss	Net Unrealized Depreciation

$15,092,663	$47,569,726	$(17,596,910)	$(14,880,153)

The aggregate net assets of Equity Dividend immediately after the acquisition amounted to $3,196,818,529.

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Certain Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its

ANNUAL REPORT	JULY 31, 2010	37

Notes to Financial Statements (continued)

sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of local markets.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and written options), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization of

38	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended as follows:

	Four Years Ended	Three Periods Ended	One Year Ended

Equity Dividend	July 31, 2010	—	—
Natural Resources	July 31, 2010	—	—
Utilities and Telecommunications	—	July 31, 2010	November 30, 2007

The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as equity and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

ANNUAL REPORT	JULY 31, 2010	39

Notes to Financial Statements (continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the values of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of July 31, 2010

	Asset Derivatives

		Equity Dividend	Natural Resources

	Statements of Assets and Liabilities Location	Value	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$87,086	$2,107

	Liability Derivatives

			Equity Dividend

	Statements of Assets and Liabilities Location		Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts		$21,631

Equity contracts	Net unrealized appreciation/depreciation*		6,443,382

Total			$6,465,013

*

Includes cumulative unrealized appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

40	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statements of Operations Year Ended July 31, 2010

	Net Realized Gain (Loss) from

	Equity Dividend	Natural Resources	Utilities and Telecommu- nications

Foreign currency exchange contracts:
Foreign currency transactions	$(102,728)	$99,139	$17,553

Equity contracts:
Financial futures contracts	46,848,160	—	—
Options	1,641,924	—	—

Total	$48,387,356	$99,139	$17,553

		Net Change in Unrealized Appreciation/Depreciation on

		Equity Dividend	Natural Resources

Foreign currency exchange contracts:
Foreign currency transactions		$(31,613)	$2,107
Equity contracts:
Financial futures contracts		(14,744,162)	—

Total		$(14,775,775)	$2,107

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Financial futures contracts:
Average number of contracts purchased	3,895	0	0
Average notional value of contracts purchased	$258,024,955	—	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1	0	1
Average number of contracts — US dollars sold	6	4	1
Average US dollar amounts purchased	$200,629	—	$311,396
Average US dollar amounts sold	$9,766,882	$1,208,287	$125,791
Options:
Average number of contracts written	3,938	0	0
Average notional value of contracts written	$7,481,250	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate 0.60% of each Fund’s average daily net assets.

The Manager has entered into a voluntary arrangement with Equity Dividend under which the expenses incurred by each class of shares of the Fund (excluding acquired fund fees and expenses and certain other expenses) will not exceed 0.90% for Institutional Shares, 1.15% for Service and Investor A Shares, 1.90% for Investor B Shares and Investor C Shares and 1.40% for Class R Shares, of average daily net assets. The Manager may reduce or discontinue this arrangement at any time without notice.

As a result, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

Institutional	$95,469
Service	$256
Investor B	$300
Class R	$78,091

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through each Fund’s investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010, the amounts waived were as follows:

Fees Waived By Manager

Equity Dividend	$505,414
Natural Resources	$42,224
Utilities and Telecommunications	$2,967

ANNUAL REPORT	JULY 31, 2010	41

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement

Equity Dividend	$135,494
Natural Resources	$9,198
Utilities and Telecommunications	$1,877

The Funds entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of Funds, as follows:

	Service Fees

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Service	0.25%	—	—
Investor A	0.25%	0.25%	0.25%
Investor B	0.25%	0.25%	0.25%
Investor B1	—	—	0.25%
Investor C	0.25%	0.25%	0.25%
Investor C1	—	—	0.25%
Class R	0.25%	—	—

	Distribution Fees

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Investor B	0.75%	0.75%	0.75%
Investor B1	—	—	0.50%
Investor C	0.75%	0.75%	0.75%
Investor C1	—	—	0.55%
Class R	0.25%	—	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the year ended July 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A

Equity Dividend	$452,255
Natural Resources	$50,478
Utilities and Telecommunications	$5,743

For the year ended July 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B, Investor B1 and Investor C Shares:

	Investor B	Investor B1	Investor C

Equity Dividend	$141,742	—	$140,705
Natural Resources	$35,677	—	$26,909
Utilities and Telecommunications	$2,613	$2,166	$1,472

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A

Equity Dividend	$48,433
Natural Resources	$5,334

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, served as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager.At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended July 31, 2010, Equity Dividend paid $345,507 in return for these services which is included in transfer agent — class specific in the Statements of Operations.

42	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2010, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Institutional	$19,850	$1,521	$225
Service	$1,050	—	—
Investor A	$100,261	$10,955	$1,810
Investor B	$3,235	$1,062	$128
Investor B1	—	—	$38
Investor C	$26,626	$4,156	$246
Investor C1	—	—	$135
Class R	$4,490	—	—

The Funds received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended July 31, 2010, BIM received securities lending agent fees related to securities lending agent fees as follows:

Equity Dividend	$13,363
Natural Resources	$3,517

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2010, were as follows:

	Purchases	Sales

Equity Dividend	$3,370,873,762	$216,206,052
Natural Resources	$72,142,614	$13,912,376
Utilities and Telecommunications	$24,044,542	$24,197,104

For Equity Dividend, transactions in options written for the year ended July 31, 2010 were as follows:

	Calls

	Contracts	Premiums Received

Outstanding options, beginning of year	—	—
Options written	15,750	$1,700,892
Options closed	(15,750)	(1,700,892)

Outstanding options, end of year	—	—

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in Miscellaneous in the Statements of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended July 31, 2010.

ANNUAL REPORT	JULY 31, 2010	43

Notes to Financial Statements (continued)

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2010 attributable to foreign currency transactions and net operating losses were reclassified to the following accounts:

	Equity Dividend	Natural Resources	Utilities and Telecom- munications

Paid-in capital	—	$(200,041)	—
Undistributed net investment income (accumulated net investment loss)	$(136,186)	$143,608	$(20,894)
Accumulated net realized loss	$136,186	$56,433	$20,894

The tax character of distributions paid during the fiscal year ended July 31, 2009 and fiscal year ended July 31, 2010 was as follows:

	Equity Dividend	Natural Resources	Utilities and Telecom- munications

Ordinary income
7/31/2010	$123,504,653	—	$2,477,029
7/31/2009	$89,504,181	—	$2,642,831
Long-term capital gains
7/31/2010	—	—	—
7/31/2009	—	$5,834,640	$4,331,927

Total distributions
7/31/2010	$123,504,653	—	$2,477,029

7/31/2009	$89,504,181	$5,834,640	$6,974,758

As of July 31, 2010 the tax components of accumulated net earnings (losses) were as follows:

	Equity Dividend	Natural Resources	Utilities and Telecom- munications

Undistributed ordinary income	$26,785,391	—	$80,132
Capital loss carryforwards	(304,343,107)	$(10,277,026)	(5,995,032)
Net unrealized gains*	153,229,892	191,965,222	22,418,598

Total	$(124,327,824)	$181,688,196	$16,503,698

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the difference between the book and tax treatment of certain stock lending transactions, and the timing and recognition of partnership income.

As of July 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	Equity Dividend	Natural Resources	Utilities and Telecom- munications

2016	$5,748,100	—	—
2017	55,141,466	$3,394,198	$3,372,478
2018	243,453,541	6,882,828	2,622,554

Total	$304,343,107	$10,277,026	$5,995,032

7. Concentration, Market and Credit Risk:

Natural Resources and Utilities and Telecommunications invest a significant portion of their assets in securities in the Energy and Utilities and Telecommunications Services sectors, respectively. Changes in economic conditions affecting the Energy, Utilities or Telecommunications Services sectors would have a greater impact on these Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Fund.

44	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2010		Year Ended July 31, 2009

Equity Dividend	Shares	Amount	Shares	Amount

Institutional

Shares sold	112,716,024	$1,749,154,256	85,273,667	$1,158,962,325
Shares issued resulting from reorganization	—	—	1,132,399	14,892,266
Shares issued to shareholders in reinvestment of dividends	2,488,467	39,482,348	1,808,228	23,709,571

Total issued	115,204,491	1,788,636,604	88,214,294	1,197,564,162
Shares redeemed	(36,031,762)	(557,163,159)	(32,849,312)	(433,930,605)

Net increase	79,172,729	$1,231,473,445	55,364,982	$763,633,557

Service

Shares sold	1,959,950	$31,031,418	2,147,319	$28,574,211
Shares issued to shareholders in reinvestment of dividends	36,681	582,721	32,499	426,481

Total issued	1,996,631	31,614,139	2,179,818	29,000,692
Shares redeemed	(1,807,228)	(27,593,319)	(503,109)	(6,876,054)

Net increase	189,403	$4,020,820	1,676,709	$22,124,638

Investor A

Shares sold and automatic conversion of shares	146,971,643	$2,282,326,523	128,665,167	$1,740,272,534
Shares issued resulting from reorganization	—	—	15,149	198,923
Shares issued to shareholders in reinvestment of dividends	3,521,305	55,783,817	3,032,599	39,687,011

Total issued	150,492,948	2,338,110,340	131,712,915	1,780,158,468
Shares redeemed	(62,552,678)	(967,410,272)	(55,457,983)	(729,685,560)

Net increase	87,940,270	$1,370,700,068	76,254,932	$1,050,472,908

Investor B

Shares sold	307,081	$4,780,670	1,704,379	$23,542,604
Shares issued to shareholders in reinvestment of dividends	30,346	482,516	69,684	912,365

Total issued	337,427	5,263,186	1,774,063	24,454,969
Shares redeemed and automatic conversion of shares	(1,528,632)	(23,754,278)	(2,413,527)	(32,409,042)

Net decrease	(1,191,205)	$(18,491,092)	(639,464)	$(7,954,073)

Investor C

Shares sold	26,946,565	$412,107,667	23,526,852	$315,477,746
Shares issued resulting from reorganization	—	—	114	1,474
Shares issued to shareholders in reinvestment of dividends	511,546	7,951,723	605,163	7,757,816

Total issued	27,458,111	420,059,390	24,132,129	323,237,036
Shares redeemed	(10,073,547)	(152,503,502)	(11,953,498)	(154,732,240)

Net increase	17,384,564	$267,555,888	12,178,631	$168,504,796

Class R

Shares sold	15,681,924	$244,739,743	11,884,889	$161,173,864
Shares issued to shareholders in reinvestment of dividends	297,690	4,738,565	236,242	3,111,699

Total issued	15,979,614	249,478,308	12,121,131	164,285,563
Shares redeemed	(4,945,169)	(76,753,831)	(3,378,797)	(44,498,782)

Net increase	11,034,445	$172,724,477	8,742,334	$119,786,781

ANNUAL REPORT	JULY 31, 2010	45

Notes to Financial Statements (continued)

	Year Ended July 31, 2010		Year Ended July 31, 2009

Natural Resources	Shares	Amount	Shares	Amount

Institutional

Shares sold	735,716	$39,410,774	721,381	$30,702,859
Shares issued to shareholders in reinvestment of distributions	—	—	21,733	787,832

Total issued	735,716	39,410,774	743,114	31,490,691
Shares redeemed	(553,111)	(28,591,815)	(905,329)	(38,272,947)

Net increase (decrease)	182,605	$10,818,959	(162,215)	$(6,782,256)

Investor A

Shares sold and automatic conversion of shares	2,436,230	$127,245,444	2,116,516	$85,633,415
Shares issued to shareholders in reinvestment of distributions	—	—	78,069	2,776,988

Total issued	2,436,230	127,245,444	2,194,585	88,410,403
Shares redeemed	(1,519,130)	(78,671,501)	(1,752,753)	(77,814,756)

Net increase	917,100	$48,573,943	441,832	$10,595,647

Investor B

Shares sold	23,917	$1,155,470	114,649	$4,463,330
Shares issued to shareholders in reinvestment of distributions	—	—	12,362	408,559

Total issued	23,917	1,155,470	127,011	4,871,889
Shares redeemed and automatic conversion of shares	(149,141)	(7,105,308)	(325,419)	(13,754,126)

Net decrease	(125,224)	$(5,949,838)	(198,408)	$(8,882,237)

Investor C

Shares sold	821,100	$39,071,943	919,536	$34,800,608
Shares issued to shareholders in reinvestment of distributions	—	—	35,669	1,161,401

Total issued	821,100	39,071,943	955,205	35,962,009
Shares redeemed	(529,126)	(24,791,323)	(814,017)	(32,433,575)

Net increase	291,974	$14,280,620	141,188	$3,528,434

Utilities and Telecommunications

Institutional

Shares sold	354,269	$3,891,766	327,663	$3,046,917
Shares issued to shareholders in reinvestment of dividends and distributions	31,094	342,703	108,979	1,054,924

Total issued	385,363	4,234,469	436,642	4,101,841
Shares redeemed	(603,111)	(6,384,411)	(611,411)	(6,028,445)

Net decrease	(217,748)	$(2,149,942)	(174,769)	$(1,926,604)

Investor A

Shares sold and automatic conversion of shares	938,052	$10,254,149	629,691	$6,648,204
Shares issued to shareholders in reinvestment of dividends and distributions	122,378	1,349,253	378,614	3,669,580

Total issued	1,060,430	11,603,402	1,008,305	10,317,784
Shares redeemed	(1,248,058)	(13,530,700)	(1,292,333)	(13,548,146)

Net decrease	(187,628)	$(1,927,298)	(284,028)	$(3,230,362)

46	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (concluded)

	Year Ended July 31, 2010		Year Ended July 31, 2009

Utilities and Telecommunications (concluded)	Shares	Amount	Shares	Amount

Investor B

Shares sold	9,262	$99,769	32,062	$337,758
Shares issued to shareholders in reinvestment of dividends and distributions	955	10,452	4,710	45,191

Total issued	10,217	110,221	36,772	382,949
Shares redeemed and automatic conversion of shares	(29,949)	(322,803)	(51,540)	(525,621)

Net decrease	(19,732)	$(212,582)	(14,768)	$(142,672)

Investor B1

Shares sold	4,333	$46,938	32,874	$352,001
Shares issued to shareholders in reinvestment of dividends and distributions	2,855	31,478	25,815	248,940

Total issued	7,188	78,416	58,689	600,941
Shares redeemed	(192,400)	(2,073,185)	(360,956)	(3,869,331)

Net decrease	(185,212)	$(1,994,769)	(302,267)	$(3,268,390)

Investor C

Shares sold	567,288	$6,067,328	251,243	$2,467,863
Shares issued to shareholders in reinvestment of dividends and distributions	9,968	107,069	18,752	178,076

Total issued	577,256	6,174,397	269,995	2,645,939
Shares redeemed	(177,079)	(1,856,736)	(147,914)	(1,596,426)

Net increase	400,177	$4,317,661	122,081	$1,049,513

Investor C1

Shares sold	33,262	$358,877	40,047	$419,063
Shares issued to shareholders in reinvestment of dividends and distributions	11,273	122,416	47,865	456,610

Total issued	44,535	481,293	87,912	875,673
Shares redeemed	(131,963)	(1,408,056)	(216,475)	(2,248,663)

Net decrease	(87,428)	$(926,763)	(128,563)	$(1,372,990)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JULY 31, 2010	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust and the Shareholders and Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc. (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund, BlackRock Natural Resources Trust and BlackRock Utilities and Telecommunications Fund, Inc., including the schedules of investments, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Equity Dividend Fund, BlackRock Natural Resources Trust and BlackRock Utilities and Telecommunications Fund, Inc. as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2010

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by both BlackRock Equity Dividend Fund and BlackRock Utilities and Telecommunications Fund, Inc. during the fiscal year ended July 31, 2010 qualify for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

48	ANNUAL REPORT	JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”), the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust”) and the Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc. (the “Utilities and Telecommunications Fund,” along with the Equity Dividend Fund and the Natural Resources Trust, each a “Fund,” and collectively, the “Funds”) (the “Board,” and the members of which are referred to as “Board Members”) met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, for the Natural Resources Trust, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

ANNUAL REPORT	JULY 31, 2010	49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and, for the Natural Resources Trust, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Equity Dividend Fund ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Natural Resources Trust ranked in the second, first and first quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively.

50	ANNUAL REPORT	JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Utilities and Telecommunications Fund ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high-quality of services that is expected by the Board.

The Board noted that the Equity Dividend Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Equity Dividend Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Equity Dividend Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Natural Resources Trust’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Natural Resources Trust’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

The Board noted that the Utilities and Telecommunications Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Utilities and Telecommunications Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

ANNUAL REPORT	JULY 31, 2010	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	ANNUAL REPORT	JULY 31, 2010

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc. (pharmaceutical)

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

ANNUAL REPORT	JULY 31, 2010	53

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 98 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 1987	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

54	ANNUAL REPORT	JULY 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	President[2] and Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 292 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 292 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	For Equity Dividend Fund.

ANNUAL REPORT	JULY 31, 2010	55

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

[2]

Ms. Ackerley has been President of Natural Resources and Utilities and Telecommunications and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009. She has been the Chief Executive Officer of Equity Dividend since 2009.

Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodians
State Street Bank and Trust Company
Boston, MA 021113

The Bank of New York
Brooklyn, NY 112174

JPMorgan Chase Bank & Co.
Brooklyn, NY 112455

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For Equity Dividend.

[4]	For Natural Resources.

[5]	For Utilities and Telecommunications.

Effective September 15, 2010, John M. Perlowski became President of Natural Resources and Utilities and Telecommunications and Chief Executive Officer of the Funds.

56	ANNUAL REPORT	JULY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Security and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	JULY 31, 2010	57

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	ANNUAL REPORT	JULY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2010
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	JULY 31, 2010	59

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#EDNRUT-7/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Equity Dividend Fund	$29,300	$29300	$0	$0	$6100	$6100	$932	$1028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Equity Dividend Fund	$17,809	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Equity Dividend Fund

Date: October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: October 21, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: October 21, 2010